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                                                                     EXHIBIT 10w



                                SUPPLEMENT NO. 1
                                       TO
                                 TRUST INDENTURE



                  THIS SUPPLEMENT NO. 1, dated as of March 15, 2001 ("Supplement No. 1"), to that certain Trust Indenture dated as of September 29, 1998 (the "Indenture") is by and between CITIBANK, N.A., a national banking association, as indenture trustee (the "Indenture Trustee"), and ROWAN COMPANIES, INC. (the "Shipowner", and together with the Indenture Trustee, the "Parties").

                  WHEREAS, on September 29, 1998, the Shipowner executed the Indenture, and issued thereunder a Floating Rate Note designated, "United States Government Guaranteed Ship Financing Obligations, GORILLA VI Series" (the "Initial Transaction") with a maximum principal amount of $171,070,000;

                  WHEREAS, Article Fourth of the Special Provisions of the Indenture provides that the Shipowner may redeem or repay the Floating Rate Note, in whole or in part, on a Redemption Date designated by the Shipowner, from the proceeds of the issuance of a fixed rate note;

                  WHEREAS, the outstanding principal amount of the Floating Rate
Note is currently $156,755,000; and

                  WHEREAS, the Parties wish to amend certain documents relating to the Initial Transaction in order to provide for the complete redemption of the Floating Rate Note by the issuance of a fixed rate note in the aggregate amount of $156,755,000.

                  NOW THEREFORE, in consideration of the mutual rights and obligations set forth herein and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:




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                                  ARTICLE FIRST



                  SECTION 1.01 SCHEDULE A. Schedule A to the Indenture is hereby amended by adding the following definitions:

         "Effective Date" means March 15, 2001.

         "Fixed Rate Note" shall mean an Obligation substantially in the form of
Exhibit 3B to the Indenture, appropriately completed.

         "Secretary" means the Secretary of Transportation or any official or official body from time to time duly authorized to perform the duties and functions of the Secretary of Transportation under Title XI of the Act (including the Maritime Administrator, the Acting Maritime Administrator, and to the extent so authorized, the Deputy Maritime Administrator, the Acting Deputy Maritime Administrator, and other officials of the Maritime Administration).

         All other capitalized terms used herein have the meanings set forth in Schedule A to the Indenture, as amended.


                                 ARTICLE SECOND


         The Indenture shall be amended as follows:

         Section 2.01 The Obligations. Article Second (a) of the Special Provisions of the Indenture is restated in its entirety as follows:

                           (a) The Obligations issued hereunder shall be
                  designated "United States Government Guaranteed Ship Financing Obligations, GORILLA VI Series," and shall be substantially in the form of Exhibit 3B to this Indenture; and, the aggregate principal amount of Obligations which may be issued under this Indenture shall not exceed $156,755,000 except as provided in Sections 2.09, 2.10, 2.12 and 3.10(b) of Exhibit 1 hereto.

         Section 2.02. Optional Redemptions of Obligations at Make-Whole Premium. Article Fourth (c) of the Special Provisions of the Indenture is restated in its entirety as follows:

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                  (c) Optional Redemptions of Obligations at Make-Whole Premium.
                  At its option, the Shipowner may prepay on any Interest
                  Payment Date the Fixed Rate Notes, in whole or in part, at a Redemption Price equal to 100% of the principal amount thereof together with interest accrued thereon to the Redemption Date plus the Make-Whole Premium, if any. Prepayments shall be applied pro rata against each Fixed Rate Note and applied against the scheduled principal payments in the inverse order of scheduled maturity.

         Section 2.03 Endorsement of Floating Rate Note. On the Effective Date, the Floating Rate Note issued on September 29, 1998 shall be endorsed to show the redemption of the outstanding amount and thereupon shall be cancelled.

         Section 2.04 Forms of Fixed Rate Notes. The form of Fixed Rate Note attached as Exhibit 3 to the Indenture is renumbered as Exhibit 3A and the form of Fixed Rate Note attached as an Exhibit to this Supplement is designated as
Exhibit 3B to the Indenture.

         Section 2.05 Issuance of Fixed Rate Note. On and after the Effective Date, the Shipowner shall issue and deliver to the Holders thereof Fixed Rate Note(s) in accordance with the Indenture substantially in the form of Exhibit 3B to the Indenture.

         Except as so amended, the provisions of the Indenture are hereby confirmed, and shall remain in full force and effect.

         This Supplement No. 1 to the Indenture may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         Notwithstanding any provision herein, in the event there are any inconsistencies between the original of this document held by the Secretary, and an original held by any other party to this transaction, this provisions of the original held by the Secretary shall prevail.


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         IN WITNESS WHEREOF, this Supplement No. 1 to the Indenture has been duly executed by the Parties as of the day and year first above written.



(SEAL)                                    ROWAN COMPANIES, INC.


ATTEST:
                                          By:
                                             -------------------------------
                                             Senior Vice President
------------------------
Secretary


                                          CITIBANK, N.A.
(SEAL)                                    Indenture Trustee


ATTEST:
                                          By:
                                             -------------------------------
                                             Title: Assistant Vice President
------------------------
Vice President


CONSENT:

         Pursuant to Section 10.05 of the General Provisions Incorporated into the Trust Indenture by Reference attached as Exhibit 1 to the Trust Indenture, the Secretary hereby consents to this Supplement No. 1 to the Trust Indenture.


ATTEST:                                   UNITED STATES OF AMERICA,
                                          SECRETARY OF TRANSPORTATION


                                          BY:  MARITIME ADMINISTRATION
-----------------------


                                          By:
                                             --------------------------------
                                             Secretary


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